Exhibit 99.2

ANNUAL SHAREHOLDER MEETING June 15, 2026

Forward Looking Statements: This presentation may contain certain “forward-looking statements” representing Bank First Corporation’s expectations or beliefs concerning future events. Such forward-looking statements are about matters inherently subject to risks and uncertainties. Because of the risks and uncertainties inherent in forward-looking statements, readers are cautioned not to rely on them, whether included in this presentation or made elsewhere from time to time by Bank First Corporation or on its behalf. Bank First Corporation disclaims any obligation to update such forward-looking statements. In addition, statements regarding historical stock price performance do not indicate or guarantee future price performance. 2 FORWARD-LOOKING STATEMENTS

Mike Molepske Chairman of the Board & Chief Executive Officer 3 WELCOME Newl Appointed

Newly Appointed Newly Appointed 4 BOARD OF DIRECTORS Erin Davis Chief Executive Officer of Quality Roasting, Inc. Mary-Kay Bourbulas Co-Owner, Founder and Manager of Handen Distillery Steven Eldred Retired Chairman and Chief Executive Officer of Centre 1 Bancorp, Inc. Daniel "Skip" McConeghy Vice President, Chief Accounting and Tax Officer of Johnson Controls Phillip Maples Partner at the law firm of DeWitt, LLP Michael Stayer-Suprick Retired Chief Executive Officer of Johnsonville Holdings Todd Sprang Certified Public Accountant, Retired Principal of CliftonLarsonAllen LLP Peter Van Sistine Strategy Consultant of Upstart Michael Molepske Chief Executive Officer and Chairman of the Board of Bank First Timothy McFarlane President of Bank First Robert Gregorski Founder and Principal of Gregorski Development, LLC

5 Stephen Johnson RETIRING DIRECTOR • Director of Bank First since 2019, with prior service as Market President and CRA Officer at Bank First • Served on the Audit, Compensation, Governance and Nominating, Loan, and CRA Committees • Brought a thoughtful perspective on risk, compliance, lending, and community reinvestment • Strong advocate for community involvement with deep local ties to the Waupaca area • Valued for steady leadership, practical insight, and commitment to the Bank’s mission

Newly Appointed 6 SENIOR MANAGEMENT Debbie Weyker SVP Marketing Michael Molepske Chief Executive Officer and Chairman of the Board Jason Krepline Chief Lending Officer Timothy McFarlane President Kevin LeMahieu Chief Financial Officer Meghann Kasper Chief Credit Officer Sharol Schroeder SVP Human Resources Scott Tuma VP Enterprise Risk Management Mark Leach Chief Wealth Management Officer Matt Longmeyer Chief Information Officer Kelly Dvorak Chief Legal Counsel Brendan Marston Chief Operations Officer Caryn Langolf SVP BSA/Compliance Newly Appointed

7 SPECIAL GUESTS Mark Kanaly Partner, Alston & Bird, LLP Sarah Saunders Partner, Fovis Mazars

• Determination of Quorum • Approval of Minutes • Business to be Conducted 8 MEETING BUSINESS

To elect three (3) directors of the Company, each for three-year terms and in each case until their successors are elected and qualified. 9 PROPOSAL 1 Steven Eldred Retired Chairman and Chief Executive Officer of Centre 1 Bancorp, Inc. Todd Sprang Certified Public Accountant, Retired Principal of CliftonLarsonAllen LLP Timothy McFarlane President of Bank First

10 To ratify the appointment of FORVIS MAZARS, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. PROPOSAL 2 To approve the compensation of the Company’s named executive officers through an advisory vote. PROPOSAL 3

11 To approve an amendment to the Company’s Restated Articles of Incorporation to modify shareholder approval requirements for certain fundamental transactions. PROPOSAL 4 To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. PROPOSAL 5

Kevin LeMahieu Chief Financial Officer 12 FINANCIAL REPORT

13 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 Dec-16 Dec-17 Dec-18 Dec-19 Dec-20 Dec-21 Dec-22 Dec-23 Dec-24 Dec-25 Compounded annual growth rate: 10 year = 13.0% 5 year = 7.4% ANNUAL EARNINGS PER SHARE (PREVIOUS 10 YEARS)

14 STRONG CORE DEPOSIT BASE (DOLLARS IN MILLIONS) $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 $5,500 2020 2021 2022 2023 2024 2025 Mar-26 Noninterest Bearing Time Deposits Other Interest Bearing 55% 58% 56% 52% 55% 54% 30% 27% 18% 55% 14% 31% 10% 32% 14% 30% 17% 31% 17% 28% 16%

15 ASSET GROWTH (DOLLARS IN MILLIONS) $1,316 $1,753 $1,793 $2,210 $2,718 $2,938 $3,660 $4,222 $4,495 $4,506 $6,069 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 3/31/2026 Waupaca Bancorporation, Inc. ($347 million) Partnership Community Bancshares, Inc. ($308 million) Tomah Bancshares, Inc. ($210 million) Denmark Bancshares, Inc. ($686 million) Hometown Bancorp, LTD. ($615 million) Centre 1 Bancorp, Inc. ($1.58 billion)

16 DIVIDENDS PER SHARE *Assumes dividends for the third and fourth quarters of 2026 equal the dividend declared for the second quarter ($0.55). $0.10 $1.10 $2.10 $3.10 $4.10 $5.10 $6.10 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026* One-time $0.29 special dividend One-time $3.50 special dividend

17 STOCK PERFORMANCE (Total Return) $0 $100 $200 $300 $400 $500 $600 5/31/2016 5/31/2017 5/31/2018 5/31/2019 5/31/2020 5/31/2021 5/31/2022 5/31/2023 5/31/2024 5/31/2025 5/31/2026 Value of $100 invested on June 1, 2016 (10 year) BFC Russell 2000 S&P Regional Banking ETF $576.42 $252.08 $209.04 10 yr. compounded annual growth rate: BFC = 19.1% Russell 2000 = 9.7% S&P Regional Banking ETF = 7.7% 5 yr. compounded annual growth rate: BFC = 16.1% Russell 2000 = 5.1% S&P Regional Banking ETF = 1.9%

Tim McFarlane President 18 MERGERS

19 STRATEGIC GROWTH • Announced merger on July 18, 2025 • Legal close completed January 1, 2026 • Systems conversion completed May 18, 2026 What this means: • Combined two relationship-focused community banks with shared values and culture • Expanded our presence across South-Central Wisconsin and North-Central Illinois • Added Trust & Wealth Management expertise and services • Enhanced commercial banking capabilities through greater lending capacity and Treasury Management solutions • Added a dedicated Fraud Department to strengthen customer protection and support First National Bank and Trust Merger Overview

20 STRATEGIC GROWTH Peoples State Bank Merger Overview • Announced merger on May 19, 2026 • Pending regulatory and shareholder approvals • Close and conversion planned for December 4, 2026 What this means: • Brings together two relationship-focused banks • Expanded presence into North Central Wisconsin and the greater Milwaukee market • Adds a strong core deposit franchise and community ties Proforma numbers following close:

21 STRATEGIC GROWTH Peoples State Bank Financially attractive • Projected Earnings Per Share accretion of 14.2% in 2027 and 12.0% in 2028 • Minimal Tangible Book Value dilution (~1.0%) with rapid earn back (~0.25 year) • Projected Internal Rate Return of 18%+, exceeding internal targets • Strengthens core deposit liquidity to support organic growth Strategically compelling • Increases Wisconsin deposit market share from #7 to #6 • Combines two highly compatible, relationship-focused community banks • Expands footprint to accelerate growth and capture new opportunities Low-risk transaction • Strong alignment in values and highly compatible credit cultures • Comprehensive due diligence completed • Identified ~35% cost savings opportunities

Mike Molepske Chairman of the Board & Chief Executive Officer 22 FACILIITIES

23 Modern, accessible, and brand-aligned spaces are designed to provide an exceptional customer and employee experience. FACILITIES THAT SHAPE EXPERIENCE • Redeveloped existing site for improved flow and comfort • Currently completing final touches to the exterior, including community benches • Completed second floor workspace enhancements in December 2025 • Renovation in progress, includes lobby, drive-thru, and employee workspaces • Improvements completed to enhance the in-branch experience • Refreshed space features local artwork, and strengthens our local presence DENMARK Opened December 3, 2025 WAUTOMA Completed March 2026 MANITOWOC – 8TH STREET Anticipated Completion September 2026

CONTINUING OUR INVESTMENT 24 POYNETTE Anticipated Completion: November 2026 Interior remodel, exterior enhancements PARDEEVILLE Anticipated Completion: October 2026 Interior remodel Recent updates reflect our commitment to welcoming, functional spaces for customers and employees.

BUILDING FOR THE FUTURE 25 WALWORTH Anticipated Completion: Q2 2027 Construction of a new branch on the existing site FUTURE PROJECTS • Delavan/Darien: early research and design stages to construct a new branch • Monroe: evaluating redevelopment of existing site • Rockton: considering sites for development of a replacement branch • Manitowoc – Custer Street: renovate finishes and furniture in lower level • Manitowoc – Operations Center: exploring expansion to accommodate growth • Multiple locations: ongoing minor alterations of facilities to enhance functionality Investment in our facilities is focused on enhancing the customer experience, supporting team efficiency, and positioning Bank First for long-term growth.

26 QUESTIONS / COMMENTS

27 SHAREHOLDER SERVICES TEAM Please reach out to Bank First Shareholder Services at shareholderservices@bankfirst.com or 920-652-3360. Our dedicated team will be able to assist with any questions or concerns you may have. Business cards are available at the entrance.

Thank You!